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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 25, 2001



                                  ADVOCAT INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                    001-12996                62-1559667
           --------                    ---------                ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)



          277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067
          -------------------------------------------------------------
                    (Address of principal executive offices)


                                 (615) 771-7575
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 5.           OTHER EVENTS.

         For the purpose of informing the market, the Registrant announces that a jury in Mena, Arkansas has issued a verdict in a professional liability lawsuit against the Registrant and certain of its subsidiaries totaling $78.425 million. A press release dated June 25, 2001 discussing the verdict is attached to this Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ADVOCAT INC.



                          By: /s/ William R. Council, III
                              --------------------------------------------------
                                 William R. Council, III
                                 Executive Vice-President, Secretary, Principal Financial Officer and Chief Accounting Officer


Date: June 26, 2001





                                  Exhibit Index

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
Exhibit No.
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
99.1               Press release dated June 25, 2001.
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